UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

TC Biopharm (Holdings) PLC

(Exact name of registrant as specified in charter)

Scotland	001-41231	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Maxim 1, 2 Parklands Way, Holytown, Motherwell, Scotland, United Kingdom	ML1 4WR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 141 433 7557

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing twenty Ordinary Shares, nominal value £0.0001 per share	TCBP	The Nasdaq Stock Market LLC
Ordinary Shares, nominal value £0.0001 per share*	N/A	The Nasdaq Stock Market LLC
Warrants	TCBPW	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 13, 2024, TC Biopharm (Holdings) PLC (the “Company”) issued a shareholder update via press release. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

On February 9, 2023, the Company filed a preliminary proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) regarding a general meeting of shareholders (the “Special Meeting”) to be held to obtain shareholder approval, in accordance with Nasdaq Marketplace Rule 5635(d), regarding the proposed sale, issuance, or potential issuance by the Company of Ordinary Shares or ADSs, in connection with certain non-public offerings, of the Ordinary Shares or ADSs (and/or securities convertible into or exercisable for Ordinary Shares or ADSs) equal to 20% or more outstanding immediately prior to the issuance of such securities at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the ADSs for the five trading days immediately preceding the signing of the binding agreement for the transaction, subject to certain limitations as described in the Proxy Statement. The Board of Directors of the Company has not yet determined the terms and conditions of any potential financing(s).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s intent or ability to effect any budget savings or execute on any M&A or capital raising strategy. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the proposed issuance of shares may not be approved by the Company’s shareholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 20-F for the year ended December 31, 2022, and our other reports filed with the SEC, all of which is available on the Company’s Investor Relations website at www.tcbiopharm.com and on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Important Additional Information And Where to Find It

In connection with a General Meeting of Shareholders to approve the proposed share issuance, the Company has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC that will be mailed to its shareholders. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the General Meeting. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE GENERAL MEETING CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED STOCK ISSUANCE AND THE RISKS ASSOCIATED WITH THE PROPOSED STOCK ISSUANCE. Investors and shareholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC (as and when available) from the SEC’s website at www.sec.gov and on the Company’s investor relations website at www.tcbiopharm.com.

Participants in the Solicitation

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, the Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on 20-F, which was filed with the SEC on May 1, 2023. You may obtain these documents without charge from the SEC’s website at www.sec.gov and on the Company’s investor relations website at www.tcbiopharm.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2024
TC BIOPHARM (HOLDINGS) PLC

	By:	/s/ Martin Thorp
Martin Thorp
Chief Financial Officer

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